SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17—SUBSEQUENT EVENTS:

Facility Agreement

On November 18, 2015, the Authority entered into an agreement (the “Facility Agreement”) by and among the Authority, the Tribe and UBS AG, London Branch (“UBS”). Pursuant to the Facility Agreement, the Authority may issue, from time to time, to UBS or its designee, senior unsecured notes in an aggregate principal amount of up to $200.0 million, with varying amounts, borrowing dates, maturities and interest rates, as may be agreed with UBS or its designee.

                On November 20, 2015, pursuant to the Facility Agreement, the Authority entered into a note purchase agreement (the “Note Purchase Agreement”) by and among the Authority, the Tribe and the purchaser named therein (the “Purchaser”). In accordance with the Note Purchase Agreement, the Authority issued floating rate senior notes due 2017 in an aggregate principal amount of $100.0 million (the “Notes”) to the Purchaser in a private offering that closed on November 20, 2015. The Notes are senior unsecured obligations of the Authority. Pursuant to a guarantee agreement dated November 20, 2015, certain of the Authority’s subsidiaries, which are the same Guarantors that guarantee the Authority’s Senior Secured Credit Facilities and senior unsecured and senior subordinated notes, have guaranteed the Notes. The Notes bear interest at a rate per annum equal to LIBOR plus 4.45%, payable quarterly. The Notes mature on December 15, 2017. The Authority used the net proceeds from the Notes to refinance existing indebtedness and to finance new development opportunities.

The Authority may redeem the Notes at any time, in whole or in part, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued interest to the date of redemption, customary breakage costs, a “make-whole amount,” and, if redeemed within one year of the date of issuance, a premium of 0.25%. If the Authority experiences specific kinds of change of control events, undertakes certain types of asset sales or experiences certain swap-related credit determinations, it will be required to make an offer to purchase the Notes at the purchase prices set forth in the Note Purchase Agreement. In addition, if any gaming regulatory authority requires a holder of the Notes to be licensed, qualified or found suitable under applicable gaming laws, and such holder does not obtain such license, qualification or finding of suitability within a specified time, the Authority can call for redemption of the Notes held by such holder.

The Notes and guarantees have not been and will not be registered under the Securities Act of 1933 or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

The Notes are uncollateralized general obligations of the Authority and are effectively subordinated to all of the Authority’s and the Guarantors’ and future guarantor subsidiaries’ senior secured indebtedness, including the Senior Secured Credit Facilities, to the extent of the value of the collateral securing such indebtedness. The Notes are also effectively subordinated to any indebtedness and other liabilities (including trade payables) of the Authority’s subsidiaries that do not guarantee the Notes. The Notes rank equally in right of payment with the Authority’s other unsecured, unsubordinated indebtedness, including trade payables. The Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors.

The Note Purchase Agreement contains certain covenants that, subject to certain significant exceptions, limit, among other things, the Authority’s and the Guarantors’ ability to incur additional debt, pay dividends or distributions, make certain investments, create liens on assets, enter into transactions with affiliates, merge or consolidate with another company or transfer and sell assets. The Note Purchase Agreement includes customary events of default, including, but not limited to, failure to make required payments, failure to comply with certain agreements or covenants, certain cross-defaults, certain events of bankruptcy and insolvency and certain judgment defaults.

2015 Mohegan Tribe Promissory Note

On November 16, 2015, the Tribe made a $22.5 million loan to Mohegan Gaming Advisors (the “2015 Mohegan Tribe Promissory Note”). The 2015 Mohegan Tribe Promissory Note matures on April 15, 2016. The 2015 Mohegan Tribe Promissory Note accrues interest at an annual rate of 5.0% and requires a principal payment of $8.5 million, plus accrued interest, on January 15, 2016, with the remaining principal amount, plus accrued interest, due at maturity.

New Downs Lodging Credit Facility

On November 25, 2015, Downs Lodging repaid and terminated the Downs Lodging Credit Facility with proceeds from a new credit agreement providing for a $25.0 million term loan from a third-party lender (the “New Downs Lodging Credit Facility”) and a cash payment of the remaining principal amount outstanding under the Downs Lodging Credit Facility, plus accrued interest and fees. The New Downs Lodging Credit Facility matures on November 24, 2019, subject to earlier maturity in the event that 5.0% or more of the Authority’s total funded indebtedness matures prior to that date, in which case the New Downs

Lodging Credit Facility matures six months prior to such date. Principal outstanding under the New Downs Lodging Credit Facility amortizes in equal monthly amounts of approximately $260,000 commencing January 1, 2016, with the remaining balance due at maturity. The New Downs Lodging Credit Facility accrues interest as follows: (i) for base rate loans, at a base rate equal to the greater of (a) the prime rate and (b) the federal funds rate plus 50 basis points (the greater of (a) and (b), the “base rate”), plus 250 basis points and (ii) for Eurodollar rate loans, at the applicable LIBOR rate plus 350 basis points. Interest on base rate loans is payable monthly. Interest on Eurodollar rate loans is payable at the end of each applicable interest period.

The New Downs Lodging Credit Facility is a senior secured obligation of Downs Lodging, collateralized by all existing and future assets of Downs Lodging. The New Downs Lodging Credit Facility subjects Downs Lodging to certain covenant requirements customarily found in loan agreements for similar transactions. Additionally, the New Downs Lodging Credit Facility includes a financial maintenance covenant pertaining to minimum debt service coverage.